UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 6, 2017

 GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Crow Canyon Place, Suite 380, San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

A special meeting of stockholders of Galena Biopharma, Inc. (“Galena” or “our”) was held on July 6, 2017 (the “Special Meeting”). At the Special Meeting, our stockholders acted upon the following proposals, which are described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on June 9, 2017:

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Proposal 1: To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (as amended) (our “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on July 26, 2011 and the increase in the number of shares of authorized common stock effected thereby (the “2011 Share Increase Amendment Ratification”).

•
Proposal 2: To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on June 28, 2013 and the increase in the number of shares of authorized common stock effected thereby (the “2013 Share Increase Amendment Ratification”).

•
Proposal 3: To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on June 19, 2015 and the increase in the number of shares of authorized common stock effected thereby (the “2015 Share Increase Amendment Ratification”).

•
Proposal 4: To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on October 17, 2016 and the increase in the number of shares of authorized common stock effected thereby (the “2016 Share Increase Amendment Ratification” and, together with the 2011 Share Increase Amendment Ratification, the 2013 Share Increase Amendment Ratification and the 2015 Share Increase Amendment Ratification, the “Share Increase Amendment Ratifications”).

•
Proposal 5: To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on November 2, 2016 and the 1-for-20 reverse stock split effected thereby (“Reverse Stock Split Amendment Ratification” and, together with the Share Increase Amendment Ratifications, the “Ratifications”).

•	Proposal 6: To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications.

Voting Results

Proposal 1: This proposal was approved with 20,051,072 votes “FOR,” 5,138,287 votes “AGAINST,” and 301,637 votes to “ABSTAIN.”

Proposal 2: This proposal was approved with 19,907,881 votes “FOR,” 5,260,890 votes “AGAINST,” and 322,225 votes to “ABSTAIN.”

Proposal 3: This proposal was approved with 19,821,312 votes “FOR,” 5,352,429 votes “AGAINST,” and 317,255 votes to “ABSTAIN.”

Proposal 4: This proposal was approved with 19,802,570 votes “FOR,” 5,360,215 votes “AGAINST,” and 328,211 votes to “ABSTAIN.”

Proposal 5: This proposal was approved with 19,769,037 votes “FOR,” 5,522,855 votes “AGAINST,” and 199,104 votes to “ABSTAIN.”

Proposal 6: This proposal was approved with 18,026,944 votes “FOR,” 5,274,968 votes “AGAINST,” and 2,189,084 votes to “ABSTAIN.”

There were no broker non-votes with respect to any of the proposals.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	July 6, 2017	By:	/s/ Thomas J. Knapp
Thomas J. Knapp Interim General Counsel and Corporate Secretary